Commitments	12 Months Ended
Dec. 31, 2025
Lease [Abstract]
Commitments	Commitments
The Company has various lease commitments included in lease liabilities (note 11). In addition, the Company has commitments for variable lease payments, short-term leases, and leases of low-value assets. These commitments as at December 31, 2025, are as follows:

	Total $	Less than 1 Year $	1 to 3 Years $	After 3 Years $
Variable lease and other lease-related obligations	280.3	55.2	87.7	137.4
Leases not commenced but committed	56.4	2.9	8.7	44.8
	336.7	58.1	96.4	182.2

Future minimum payments receivable under non-cancelable sublease agreements as at December 31, 2025 are $39.6 (2024 - $46.0) and are due over the next 8 years, of which $19.8 (2024 - $21.5) relates to sublease receivables included in other assets (note 14).